UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: August 31, 2020

General Moly, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdictionof incorporation)	(Commissionfile number)	(IRS employeridentification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GMO	NYSE American and Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 31, 2020, General Moly, Inc. (the “Company”) received a letter (the “Letter”) from the NYSE American LLC (the “Exchange”) indicating that the Company is below compliance with Sections 1003(a)(i), 1003(a)(ii), and Section 1003(a)(iii) of the NYSE American Company Guide (the “Company Guide”), which require minimum levels of stockholders’ equity for companies with histories of net losses. The Exchange indicated that its review showed that the Company reported a stockholders’ deficit of $115.6 million as of June 30, 2020 and losses from continuing operations for its five most recent fiscal years ended December 31, 2019.

Accordingly, the Company must submit to the Exchange, no later than September 30, 2020, a plan of compliance to address how it intends to regain compliance with Section 1003(a)(i), Section 1003(a)(ii) or Section 1003(a)(iii) of the Company Guide by February 28, 2022. The Company has had a conversation with the Exchange regarding whether and to what extent it can submit a plan of compliance based on current facts and circumstances. The Company cannot assure that it will submit a plan or, if it submits a plan, such plan will be accepted. If the Company does not submit a plan of compliance, or if the plan is not accepted by the Exchange, the Company’s common stock will be subject to delisting procedures. If the plan is accepted by the Exchange, the Company will be subject to periodic reviews including quarterly monitoring for compliance with the plan.

If the Company is not in compliance with the Exchange’s continued listing standards of Section 1003(a)(i), Section 1003(a)(ii) or Section 1003(a)(iii) by February 28, 2022, or does not make progress consistent with the plan during that time frame, the Exchange will initiate delisting proceedings.

A copy of the Company’s press release dated September 4, 2020, regarding the receipt of the Letter from the Exchange is filed as Exhibit 99.1 to this Current Report on Form 8−K and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release of General Moly, Inc. dated September 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: September 4, 2020	By:	/s/ Amanda Corrion
Amanda Corrion
Controller and Principal Accounting Officer